Offerings - Offering: 1	Mar. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 39,650,327.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,475.71
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 3,251,061 Shares outstanding (approximately 5.00% of the net assets of the Fund as of February 28, 2026).